UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019 (February 5, 2019)
Atkore International Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(708) 339-1610

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

▪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

▪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

▪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 5, 2019, Atkore International Group Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual meeting, six proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 2, 2019. As of the record date, 47,210,344 shares of common stock were issued and entitled to vote at the Annual Meeting. The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following Class III directors to serve for a term expiring at the 2022 Annual Meeting and until a successor has been elected and qualified, or until his earlier death, resignation or removal. The voting results are set forth below.

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Justin A. Kershaw	38,107,797	54,589	11,774	3,468,225
Scott H. Muse	38,107,724	54,662	11,774	3,468,225
William R. VanArsdale	38,107,797	54,581	11,782	3,468,225

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
36,742,828	1,407,984	23,348	3,468,225

Proposal 3: The Company's stockholders approved management's proposal to amend the Company's Second Amended and Restated Certificate of Incorporation to declassify the board of directors for annual elections by the 2022 Annual Meeting. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,129,723	22,810	21,627	3,468,225

Proposal 4: The Company's stockholders approved management's proposal to amend the Company's Second Amended and Restated Certificate of Incorporation to eliminated supermajority voting requirements. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,137,776	22,829	13,555	3,468,225

Proposal 5: The Company's stockholders approved management's proposal to amend the Company's Second Amended and Restated By-laws to replace plurality voting with majority voting in uncontested elections of directors. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,062,817	97,209	14,134	3,468,225

Proposal 6: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,504,361	121,069	16,955	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: February 7, 2019